Exhibit 99.1

Financial News Release

For Immediate Release

Contact Information:	Investor Inquiries	Media Inquiries
	Jeff Bouchard	Chris Bright
	Pixelworks, Inc.	Pixelworks, Inc.
	Tel: (503) 454-1750 ext. 1771	Tel: (503) 454-1750 ext. 1770
	E-mail: jeffb@pixelworks.com	E-mail: cbright@pixelworks.com
Web site: www.pixelworks.com

Conference Call at 2 p.m. PDT, July 20, 2004 – Pixelworks will host a conference call at 2 p.m. PDT, July 20, 2004, which can be accessed at (719) 457-2618 and using pass code 510886.  The conference call will also be available through a Web broadcast that can be accessed by visiting the Investor Relations section at www.pixelworks.com.  A replay of the conference call will be available through July 22, 2004, and can be accessed by calling (719) 457-0820 using pass code 510886.  A replay of the Web broadcast will be available through August 19, 2004.

Pixelworks Reports Second Quarter 2004 Financial Results; Record Revenue Up 49 Percent Year-Over-Year; Earnings Per Share on GAAP Basis Increased to $0.12 From $0.01 in Second Quarter of 2003

•                  Record revenue of $48.5 million in the second quarter increased 49% from $32.6 million in the second quarter of 2003, and increased 7% over $45.3 million in the previous quarter

•                  GAAP net income in the second quarter of $5.8 million, or $0.12 per diluted share, improved from $0.4 million, or $0.01 per diluted share, in the second quarter of 2003

•                  Pro forma* net income of $6.1 million, or $0.13 per diluted share, increased 152% from $2.4 million, or $0.05 per diluted share, in the second quarter of 2003

*Pro forma gross profit, income before income taxes, and net income, which differs from gross profit, income before income taxes, and net income in accordance with accounting principles generally accepted in the United States of America (GAAP), excludes merger-related and restructuring expenses, and non-cash expenses for amortization of purchased developed technology, and stock-based compensation and amortization of assembled workforce.  A schedule reconciling these amounts for the three and six months ended June 30, 2004 and 2003 is included in this news release.  Pixelworks’ management believes the presentation of these non-GAAP financial measures provides useful information to investors regarding Pixelworks’ results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance. Pixelworks’ management also uses these non-GAAP financial measures internally to monitor performance of the business. Pixelworks, however, cautions investors to consider these

—more—

non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

Tualatin, Ore., July 20, 2004 — Pixelworks, Inc. (NASDAQ:PXLW), a leading provider of system-on-chip ICs for the advanced display industry, today announced financial results for the second quarter ended June 30, 2004.

Revenue for the second quarter of 2004 was a record $48.5 million, a 49 percent increase over revenue of $32.6 million in the second quarter of 2003 and a 7 percent increase over revenue of $45.3 million in the first quarter of 2004.

Net income in accordance with generally accepted accounting principles (GAAP) in the second quarter of 2004 was $5.8 million, or $0.12 per diluted share, compared with net income of $420,000, or $0.01 per diluted share, in the second quarter of 2003 and net income of $6.6 million, or $0.14 per diluted share, in the first quarter of 2004.  Second quarter 2004 GAAP results include non-cash expenses for stock-based compensation, amortization of assembled workforce, and amortization of acquired developed technology of approximately $345,000 (excluded for pro forma reporting purposes).

Pro forma net income in the second quarter of 2004 was $6.1 million, or $0.13 per diluted share, which compared to pro forma net income of $2.4 million, or $0.05 per diluted share in the second quarter of 2003 and pro forma net income of $7.0 million, or $0.14 per diluted share, in the first quarter of 2004.

“We were pleased with the financial results for the second quarter, which came in at the high end of our expectations and resulted in strong year-over-year revenue and earnings growth,” said Allen Alley, President, CEO, and Chairman of Pixelworks.  “Advanced television business continued to be the big growth driver with revenue growing 146 percent year-over-year and 15 percent sequentially.  Projector business was up 25 percent year-over-year, but down 8 percent sequentially, which was slightly weaker than expected.  Our LCD monitor business, while representing only 14 percent of total revenue, was up a better-than-expected 47 percent sequentially due to strength in high-resolution LCD monitor business in particular,” concluded Alley.

Business Outlook for Third Quarter 2004

The following statements are based on current expectations.  These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially.

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These statements do not include the potential impact of any investments outside the ordinary course of business, or mergers or acquisitions that may be completed after June 30, 2004.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The inclusion of any statement in this release does not constitute a suggestion by the Company or any other person that the events or circumstances described in such statements are material.  The Company does not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in this release will not be realized.

Due to very uncertain and unpredictable economic conditions, it is particularly difficult to predict product demand and other related matters.

The Company estimates net income per share in the third quarter of 2004 will be $0.08 to $0.11 on a GAAP basis and $0.09 to $0.12 on a pro forma basis, based on the following estimates:

•                  Revenue of $47.0 to $50.0 million, a year-over-year increase of 32 to 41 percent. Revenue is highly dependent on a number of factors including, but not limited to, general economic conditions, timely new product introductions, the Company’s ability to secure additional design wins with customers, growth rates in the flat panel monitor, multimedia projector, and advanced television markets, levels of inventory at distributors and customers, and increased supply of products from the Company’s third party foundries.

•                  GAAP gross profit margin of 45.0 to 47.0 percent. Pro forma gross profit margin, which excludes an estimated $132,000 in non-cash expense for the amortization of acquired developed technology, of 45.3 to 47.3 percent. Gross profit margin may be higher or lower than expected due to many factors including, but not limited to, competitive pricing actions, changes in estimated product costs, revenue levels, and changes in estimated product mix.

•                  R&D and SG&A expenses, combined, of $14.8 to $15.3 million.

•                  Non-cash expenses for stock-based compensation and amortization of assembled workforce of approximately $250,000 (excluded for pro forma reporting purposes).

•                  Interest income, net of approximately $250,000.

•                  Effective tax rate of 34 to 36 percent of net income before income taxes.

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About Pixelworks, Inc.

Pixelworks, headquartered in Tualatin, Oregon, is a leading provider of system-on-chip ICs for the advanced display industry. Pixelworks’ solutions provide the intelligence for advanced televisions, multimedia projectors and flat panel monitors by processing and optimizing video and computer graphics signals to produce high quality images.  Many of the world’s leading manufacturers of consumer electronics and computer display products utilize our technology to enhance image quality and ease of use of their products.

For more information, please visit the company’s Web site at www.pixelworks.com.

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Pixelworks is a trademark of Pixelworks, Inc. All other trademarks and registration marks are the property of their respective owners.

Safe Harbor Statement

The statements by Allen Alley and the statements in the Business Outlook for Third Quarter 2004 above are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the Company’s business. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.  Actual results could vary materially from the description contained herein due to many factors including those described above and the following: business and economic conditions, changes in growth in the flat panel monitor, multimedia projector, and advanced television industries, changes in customer ordering patterns, competitive factors, such as rival chip architectures, pricing pressures, insufficient, excess or obsolete inventory and variations in inventory valuation, continued success in technological advances, shortages of manufacturing capacity from our third-party foundries, litigation involving antitrust and intellectual property, the non-acceptance of the combined technologies by leading manufacturers, and other risk factors listed from time to time in the Company’s Securities and Exchange Commission filings.  The forward-looking statements contained in this press release speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this news release. If the Company does update one or more forward-looking statements, investors and others should not conclude that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.

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PIXELWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003

Revenue	$48,509	$32,559	$93,779	$64,564
Cost of revenue (1)	25,127	17,880	46,702	35,172
Gross profit	23,382	14,679	47,077	29,392

Operating expenses:
Research and development	7,471	6,854	14,725	13,601
Selling, general and administrative	6,888	5,489	13,120	10,877
Merger related expenses	—	1,398	—	2,977
Stock-based compensation and amortization of assembled workforce	213	468	498	873
Total operating expenses	14,572	14,209	28,343	28,328
Income from operations	8,810	470	18,734	1,064

Interest income	528	305	764	690
Interest expense	(294)	(4)	(295)	(10)
Amortization of debt issuance costs	(115)	—	(115)	—
Interest income, net	119	301	354	680
Income before income taxes	8,929	771	19,088	1,744

Provision for income taxes	3,170	351	6,776	1,076

Net income	$5,759	$420	$12,312	$668

Net income per share:
Basic	$0.12	$0.01	$0.26	$0.01
Diluted	$0.12	$0.01	$0.25	$0.01

Weighted average shares outstanding:
Basic	46,636	45,184	46,479	45,106
Diluted	48,475	46,390	48,299	46,364

(1)          Includes amortization of acquired developed technology of $132 for each of the three months ended June 30, 2004 and 2003, and $264 for each of the six months ended June 30, 2004 and 2003.

PIXELWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (PRO FORMA BASIS)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003

Revenue	$48,509	$32,559	$93,779	$64,564
Cost of revenue	24,995	17,748	46,438	34,908
Pro forma gross profit	23,514	14,811	47,341	29,656

Operating expenses:
Research and development	7,471	6,854	14,725	13,601
Selling, general and administrative	6,888	5,489	13,120	10,877
Total operating expenses	14,359	12,343	27,845	24,478
Pro forma income from operations	9,155	2,468	19,496	5,178

Interest income	528	305	764	690
Interest expense	(294)	(4)	(295)	(10)
Amortization of debt issuance costs	(115)	—	(115)	—
Interest income, net	119	301	354	680
Pro forma income before income taxes	9,274	2,769	19,850	5,858

Provision for income taxes	3,170	351	6,776	1,076

Pro forma net income	$6,104	$2,418	$13,074	$4,782

Pro forma net income per share:
Basic	$0.13	$0.05	$0.28	$0.11
Diluted	$0.13	$0.05	$0.27	$0.10

Weighted average shares outstanding:
Basic	46,636	45,184	46,479	45,106
Diluted	48,475	46,390	48,299	46,364

The above pro forma financial statements are presented for informational purposes only.  Our presentation of pro forma financial information excludes non-cash expenses resulting from acquisitions and the issuance of stock options, as well as unusual or infrequent expenses that are not directly attributable to our ongoing operations and are expected to be incurred over a limited period of time.  Because of these exclusions, our presentation is not in accordance with accounting principles generally accepted in the United States of America (GAAP).  Additionally, our presentation of pro forma financial information may not be consistent with that of other companies.

We believe that the exclusion of non-cash charges may help the investor better understand our liquidity position and the use of tangible resources in our operations, and the exclusion of unusual or infrequent items provides an alternative measure which may help the investor evaluate our underlying operating performance.  Pro forma information is not, and should not be considered, a substitute for financial information prepared in accordance with GAAP.

PIXELWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF GAAP TO PRO FORMA BASIS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2004				Three Months Ended June 30, 2003
	GAAP	Adjustments		Pro forma	GAAP	Adjustments		Pro forma

Revenue	$48,509	$—		$48,509	$32,559	$—		$32,559
Cost of revenue	25,127	(132	)(1)	24,995	17,880	(132	)(1)	17,748
Gross profit	23,382	132		23,514	14,679	132		14,811

Operating expenses:
Research and development	7,471	—		7,471	6,854	—		6,854
Selling, general and administrative	6,888	—		6,888	5,489	—		5,489
Merger related expenses	—	—		—	1,398	(1,398	)(2)	—
Stock-based compensation and amortization of assembled workforce	213	(213	)(3)	—	468	(468	)(3)	—
Total operating expenses	14,572	(213)		14,359	14,209	(1,866)		12,343
Income from operations	8,810	345		9,155	470	1,998		2,468

Interest income	528	—		528	305	—		305
Interest expense	(294)	—		(294)	(4)	—		(4)
Amortization of debt issuance costs	(115)	—		(115)	—	—		—
Interest income, net	119	—		119	301	—		301
Income before income taxes	8,929	345		9,274	771	1,998		2,769

Provision for income taxes	3,170	—		3,170	351	—		351

Net income	$5,759	$345		$6,104	$420	$1,998		$2,418

Net income per share:
Basic	$0.12			$0.13	$0.01			$0.05
Diluted	$0.12			$0.13	$0.01			$0.05

Weighted average shares outstanding:
Basic	46,636			46,636	45,184			45,184
Diluted	48,475			48,475	46,390			46,390

(1)          Non-cash expenses for amortization of value assigned to an acquired company’s developed and other core technology at time of acquisition.

(2)          Expenses related to proposed (now terminated) merger with Genesis Microchip.

(3)          Non-cash expenses associated with certain stock options issued to employees prior to the Company’s Initial Public Offering and to employees of acquired companies.  Also includes non-cash expense associated with amortization of the intangible assembled workforce asset recorded in connection with the Jaldi Semiconductor asset acquisition.

PIXELWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF GAAP TO PRO FORMA BASIS

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2004				Six Months Ended June 30, 2003
	GAAP	Adjustments		Pro forma	GAAP	Adjustments		Pro forma

Revenue	$93,779	$—		$93,779	$64,564	$—		$64,564
Cost of revenue	46,702	(264	)(1)	46,438	35,172	(264	)(1)	34,908
Gross profit	47,077	264		47,341	29,392	264		29,656

Operating expenses:
Research and development	14,725	—		14,725	13,601	—		13,601
Selling, general and administrative	13,120	—		13,120	10,877	—		10,877
Merger related expenses	—	—		—	2,977	(2,977	)(2)	—
Stock-based compensation and amortization of assembled workforce	498	(498	)(3)	—	873	(873	)(3)	—
Total operating expenses	28,343	(498)		27,845	28,328	(3,850)		24,478
Income from operations	18,734	762		19,496	1,064	4,114		5,178

Interest income	764	—		764	690	—		690
Interest expense	(295)	—		(295)	(10)	—		(10)
Amortization of debt issuance costs	(115)	—		(115)	—	—		—
Interest income, net	354	—		354	680	—		680
Income before income taxes	19,088	762		19,850	1,744	4,114		5,858

Provision for income taxes	6,776	—		6,776	1,076	—		1,076

Net income	$12,312	$762		$13,074	$668	$4,114		$4,782

Net income per share:
Basic	$0.26			$0.28	$0.01			$0.11
Diluted	$0.25			$0.27	$0.01			$0.10

Weighted average shares outstanding:
Basic	46,479			46,479	45,106			45,106
Diluted	48,299			48,299	46,364			46,364

(1)          Non-cash expenses for amortization of value assigned to an acquired company’s developed and other core technology at time of acquisition.

(2)          Expenses related to proposed (now terminated) merger with Genesis Microchip.

(3)          Non-cash expenses associated with certain stock options issued to employees prior to the Company’s Initial Public Offering and to employees of acquired companies.  Also includes non-cash expense associated with amortization of the intangible assembled workforce asset recorded in connection with the Jaldi Semiconductor asset acquisition.

PIXELWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	June 30, 2004	December 31, 2003

ASSETS

Current assets:
Cash and cash equivalents	$99,982	$75,165
Short-term marketable securities	102,761	5,656
Accounts receivable, net	19,499	8,468
Inventories, net	15,942	10,478
Prepaid expenses and other current assets	4,604	4,826
Total current assets	242,788	104,593

Long-term marketable securities	65,804	19,875
Property and equipment, net	7,476	6,561
Other assets, net	8,650	12,511
Deferred tax assets, net	6,693	3,694
Debt issuance costs, net	4,709	—
Acquired intangible assets, net	3,028	3,535
Goodwill	82,007	82,548
Total assets	$421,155	$233,317

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$10,872	$4,330
Accrued liabilities and current portion of long term liabilities	13,193	8,582
Income taxes payable	3,042	—
Total current liabilities	27,107	12,912

Long-term liabilities	827	100
Long-term debt	150,000	—
Total liabilities	177,934	13,012

Shareholders’ equity	243,221	220,305
Total liabilities and shareholders’ equity	$421,155	$233,317